Rights Offering	12 Months Ended
Dec. 31, 2024
Series C Preferred Stock and Rights Offering
Rights Offering
(12)	Rights Offering

On September 1, 2020, the Board approved a Rights Offering. For every 1,105 subscription rights held, a stockholder was entitled to purchase one Unit at the subscription price of $1,090. Each Unit consisted of one share of newly designated Series C Preferred Stock, par value $0.01 per share, and 750 shares of the Company’s common stock. On October 9, 2020, the Rights Offering expired and, as a result of the sale of all 40,000 Units, the Company received approximately $43.6 million in gross proceeds and issued shares of Series C Preferred Stock and shares of common stock such that, following the closing of the Rights Offering, there was an aggregate of 40,000 shares of Series C Preferred Stock outstanding and 74,214,603 shares of common stock outstanding.

On an annual basis, the Board may, at its sole discretion, cause a dividend with respect to the Series C Preferred Stock to be paid in cash to the holders in an amount equal to 3% of the liquidation preference as in effect at such time (initially $1,000 per share). If the dividend is not so paid in cash, the liquidation preference is adjusted and increased annually by an amount equal to 5% of the liquidation preference per share as in effect at such time, that is not paid in cash to the holders on such date. Holders of Series C Preferred Stock do not have any voting rights and the Series C Preferred Stock is not convertible into shares of the Company’s common stock. The initial liquidation value of the Series C Preferred Stock was $1,000 per share. At December 31, 2021 the liquidation value of the Series C Preferred Stock was $1,062 per share, inasmuch as no dividend was declared or paid in cash. On December 29, 2022, the Board declared a cash dividend of 3% on the Series C Preferred Stock, aggregating approximately $1,275,000 or $31.86 per share. Accordingly, the liquidation value of the Series C Preferred Stock was $1,062 per share on December 31, 2022. The dividend was paid on January 17, 2023 to the holders of record of the Company’s Series C Preferred Stock as of January 10, 2023. On December 28, 2023, the Board declared a cash dividend of 3% on the Series C Preferred Stock, aggregating approximately $1,275,000 or $31.86 per share. Accordingly, the liquidation value of the Series C Preferred Stock remained at $1,062 per share on December 31, 2023. The dividend was paid on January 17, 2024 to the holders of record of the Company’s Series C Preferred Stock as of January 10, 2024. On December 20, 2024, the Board declared a cash dividend of 3% on the Series C Preferred Stock, aggregating approximately $1,275,000 or $31.86 per share. Accordingly, the liquidation value of the Series C Preferred Stock remained at $1,062 per share on December 31, 2024. The dividend was paid on January 9, 2025 to the holders of record of the Company’s Series C Preferred Stock as of January 2, 2025.

As of November 1, 2022, the Company is able to redeem the Series C Preferred Stock at any time, in whole or in part, for an amount based on the liquidation preference per share as in effect at such time. Holders of Series C Preferred Stock have the right to demand that the Company redeem their shares in the event that the Company undergoes a change of control as defined in the Certificate of Designation of the Series C Preferred Stock.